EXHIBIT 10.2


                                                                  EXECUTION


                             SECOND AMENDMENT
                      TO LOAN AND SECURITY AGREEMENT


     This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 30th day of June, 1994, by and among TALLEY MANUFACTURING AND TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (the "Agent"), and the lenders parties to the Loan Agreement referred to below (the "Lenders").


                           W I T N E S S E T H:


     WHEREAS, the Borrower, the Agent and the Lenders have heretofore entered in a Loan and Security Agreement dated October
22, 1993 (as heretofore amended, the "Loan Agreement");

     WHEREAS, the Borrower, the Agent and the Lenders wish to enter into this Amendment to clarify certain provisions of the Loan Agreement and to make certain other changes thereto.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.   Definitions.   Capitalized terms used herein and not
defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     2.   Amendments to Section 1.1.

          2.1. The definition of "Revolving Notes" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          "Revolving Notes" shall mean those certain promissory notes of Borrower substantially in the form attached hereto as Exhibit D-1, issued to TBCC and ANB, as Lenders, in accordance with their respective Percentage Interests, and any promissory notes issued in addition thereto or in replacement thereof pursuant to Section 25.2(e) of this Agreement (each as amended, supplemented or otherwise modified from time to time).

          2.2. The definition of "Term Notes" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          "Term Notes" shall mean those certain promissory notes of Borrower substantially in the form attached hereto as Exhibit D-2, issued to TBCC and ANB, as Lenders, in accordance with their respective Percentage Interests, in the aggregate initial principal sum of Twenty Million Dollars ($20,000,000), and any promissory notes issued in addition thereto or in replacement thereof pursuant to
     Section 25.2(e) of this Agreement (each as amended, supplemented or otherwise modified from time to time).

     3.   Amendments to Section 25.2(e).  Subsection (e) of
Section 25.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

          (e) Upon its receipt of an Assignment and Assumption Agreement executed by an assigning Lender, together with the Revolving Note or Revolving Notes and Term Note or Term Notes subject to such assignment, the Agent shall, if such Assignment and Assumption Agreement has been completed and is in substantially the form of Exhibit E hereto, (i) accept such Assignment and Assumption Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for the surrendered Revolving Note or Revolving Notes and Term Note or Term Notes a new Revolving Note or Revolving Notes and Term Note or Term Notes to the order of the assignee in an amount equal to the Percentage Interest assumed by it pursuant to such Assignment and Assumption Agreement and, if the assigning Lender has retained a Percentage Interest hereunder, a new Revolving Note or Revolving Notes and Term Note or Term Notes to the order of the assigning Lender in an amount equal to the Percentage Interest retained by it hereunder. Such new Revolving Note or Revolving Notes and Term Note or Term Notes shall state that it or they re-evidence a portion of the Obligations outstanding under the old Revolving Note or Revolving Notes and Term Note or Term Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Note or Revolving Notes, shall be in the aggregate principal amount of such surrendered Term Note or Term Notes outstanding on the Acceptance Date with a proportionate apportionment of periodic amortization of principal as is appropriate to reflect the assignment, shall be dated as of the Acceptance Date, and shall otherwise be in substantially the form of the Revolving Note or Revolving Notes and Term Note or Term Notes subject to such assignments.

     4. Exhibit E. The Exhibit E referred to Section 25.2(e) of the Loan Agreement shall be in the form of Exhibit E attached hereto.

     5. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written upon satisfaction of the following conditions precedent:

          5.1. Execution of this Amendment. The Agent shall have received a copy of this Amendment executed by a duly authorized officer of Borrower and by each Lender.

          5.2. Confirmation of Loan Documents. Each Subsidiary shall have executed the Confirmation of Loan Documents set forth below.

          5.3. Corporate Proceedings. The Agent shall have received a copy of the resolutions (in form and substance reasonably satisfactory to Agent) of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of the Borrower as of the date hereof. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

          5.4.  No Defaults.  No Default, Event of Default or
Subsidiary Event of Default shall have occurred and be existing either before or immediately after giving effect to this Amendment.

          5.5. Representations and Warranties True. The representations and warranties contained herein, in the Loan Agreement and in all other Loan Documents shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.

          5.6. Certificate of Officers. The Agent shall have received a certificate, in form and substance satisfactory to the Agent, dated the date of the effectiveness of this Amendment and signed by the President or a Vice President and the Treasurer or Controller of the Borrower certifying that the conditions set forth in this Section 5 have been fulfilled and as to such other matters as the Agent shall reasonably require.

          5.7. Other Conditions. The Agent shall have received such other agreements, opinions, certificates, representations, instruments and other documents as it may reasonably require, all in form and substance satisfactory to the Agent.

     6. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that (i) the execution, delivery and performance of this Amendment by the Borrower and its Affiliates are within their respective corporate powers and have been duly authorized by all necessary corporate action, (ii) no consent, approval, authorization of, or declaration or filing with, any governmental or public authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Amendment by the Borrower and its Affiliates, except for those already duly obtained, (iii) this Amendment has been duly executed by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, (iv) the execution, delivery and performance by the Borrower and its Affiliates of this Amendment by the Borrower and its Affiliates do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or any of its Affiliates by reason of the terms of
(a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or such Affiliate is a party or which is binding upon it, (b) any requirement of law applicable to the Borrower or such Affiliate, or (c) the Certificate or Articles of Incorporation or By-Laws of the Borrower or such Affiliate, (v) no event has occurred and is continuing which constitutes a Default, an Event of Default or a Subsidiary Event of Default, and (vi) no change or development or event involving a prospective change, which in any such case has had or could reasonably be expected to have a material adverse effect on the financial condition of the Borrower, the ability of the Borrower to pay any of the Obligations, or the priority or value of Agent's and Lenders' security interest in the Collateral or any collateral under any other Loan Document (including without limitation, the Airbag Collateral) has occurred and is continuing.

     7.   Reference to and Effect on Loan Documents.

          7.1. On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a refer-ence to the Loan Agreement as amended hereby.

          7.2. Except as specifically amended above, all of the terms of the Loan Agreement shall remain unchanged and in full force and effect.

          7.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any Default, Event of Default or Subsidiary Event of Default, or any provision of the Loan Agreement or any of the other Loan Docu-ments.

     8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (including delivery by telecopier) shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     9. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

     10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                         BORROWER:

                         TALLEY MANUFACTURING AND TECHNOLOGY,
                              INC.

                         By: Daniel R. Mullen
                            Name:   Daniel R. Mullen
                            Title:  Treasurer

                         By: Mark S. Dickerson
                            Name:   Mark S. Dickerson
                            Title:  Secretary


                         AGENT:

                         TRANSAMERICA BUSINESS CREDIT CORPORATION

                         By: Stephen K. Goetschius
                            Name:   Stephen K. Goetschius
                            Title:  Vice President


                         LENDERS:

                         TRANSAMERICA BUSINESS CREDIT CORPORATION

                         By: Stephen K. Goetschius
                            Name:   Stephen K. Goetschius
                            Title:  Vice President

                         AMERICAN NATIONAL BANK AND TRUST COMPANY
                              OF CHICAGO

                         By: Elizabeth J. Limpert
                            Name:   Elizabeth J. Limpert
                            Title:  Vice President

                      CONFIRMATION OF LOAN DOCUMENTS


          Each of the undersigned hereby acknowledges that the Loan and Security Agreement, dated October 22, 1993 (as amended or modified, the "Loan Agreement"), among Talley Manufacturing and Technology, Inc., a Delaware corporation, Transamerica Business Credit Corporation, as agent, and each of the financial institutions identified on the signature pages thereto is being amended pursuant to the foregoing Second Amendment to Loan and Security Agreement (the "Amendment"). Each of the undersigned hereby confirms that each of the Loan Documents to which it is a party shall remain in full force and effect on the terms provided therein and that each reference in the Loan Documents to the "Parent Loan Agreement" shall be a reference to the Loan Agreement as modified or amended by the Amendment. Each of the undersigned further confirms that it is in full compliance with all of the obligations under the Loan Documents to which it is a party and that all representations and warranties made by it in such Loan Documents are true and correct as though made on and as of the date hereof.


Dated:  As of June 30, 1994


                              AMCAN SPECIALTY STEELS, INC.;
                              DIMETRICS, INC.; ELECTRODYNAMICS,
                              INC.; JOHN J. MCMULLEN ASSOCIATES,
                              INC.; PORCELAIN PRODUCTS CO.; ROWE
                              INDUSTRIES, INC.; TALLEY AUTOMOTIVE
                              PRODUCTS, INC.; TALLEY CANADA,
                              INC.; TALLEY DEFENSE SYSTEMS, INC.;
                              TALLEY INTERNATIONAL INVESTMENT
                              CORPORATION; TALLEY METALS
                              TECHNOLOGY, INC.; TALLEY
                              TECHNOLOGY, INC.; UNIVERSAL
                              PROPULSION COMPANY; WATERBURY
                              COMPANIES, INC.; WDC, INC.


                              By: Mark S. Dickerson
                                 Name:  Mark S. Dickerson
                                 Title: Secretary




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                                EXHIBIT E

               FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of ________, 199__, between _________________________, a ______________ (the
"Assignor") and ____________________, a ______________ (the
"Assignee").

                           PRELIMINARY STATEMENT

          Reference is made to the Loan and Security Agreement dated as of October 22, 1993, as amended (the "Loan Agreement") among Talley Manufacturing and Technology, Inc., a Delaware corporation (the "Borrower"), Transamerica Business Credit Corporation, as agent (the "Agent"), and the lenders party to the Loan Agreement (the "Lenders"). Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, as of the Effective Date (as defined below) a ___% interest in and to all of the Lenders' rights, obligations and commitments under the Loan Agreement and the other Loan Documents [, including, without limitation, the Loan as in effect on the Effective Date, the Revolving Note (the "Original Revolving Note") held by the Assignor and the Term Note (the "Original Term Note") held by the Assignor and the Assignor's commitments and obligations in respect thereof on the Effective
Date)] [with respect to _______________________].

          2. The Assignor (i) represents and warrants that as of the date hereof (and without giving effect to assignments which have not yet become effective) the aggregate outstanding principal amount of [Revolving Loans owing to it is $__________, the aggregate outstanding principal amount of Term Loans owing to it is $__________, and the aggregate outstanding principal amount of Letter of Credit Obligations owing to it is $___________]; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is being assigned by it hereunder and that such interest is free and clear of any adverse claim; [(iii) attaches the Original Revolving Note and requests that the Agent exchange the Original Revolving Note for new replacement Revolving Notes as follows: a Revolving Note dated the Effective Date in the principal amount of $__________, payable to the order of the Assignor, and a Revolving Note dated the Effective Date in the principal amount of $__________, payable to the order of the Assignee;] [and (iv) attaches the Original Term Note and requests that the Agent exchange the Original Term Note for new replacement Term Notes as follows: a Term Note dated the Effective Date in the principal amount of $__________, payable to the order of the Assignor, and a Term Note dated the Effective Date in the principal amount of $__________, payable to the order of the Assignee]. [As used herein, "Letter of Credit Obligations" means, as of the date hereof in respect of any Letter of Credit, the sum of (i) the amount available to be drawn under such Letter of Credit plus (ii) the aggregate unpaid amount of all obligations of the Borrower then outstanding, or which may thereafter arise in respect of Letters of Credit then outstanding, under Section 2.3 of the Loan Agreement, to reimburse the Agent and/or any Lender for payments made by the Agent or any Lender in connection with the guaranty or facilitation by the Agent or any Lender of Letters of Credit, to issuers of Letters of Credit with respect to amounts which have been drawn under such Letters of Credit.]

          3. Upon the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee and the acceptance hereof by the Agent, from and after the date specified herein as the Effective Date (x) the Assignee hereunder shall be a party to the Loan Agreement and the other Loan Documents, and, to the extent that rights and obligations under the Loan Agreement and the other Loan Documents have been assigned to it pursuant to this Assignment and Assumption Agreement, the Assignee shall have the rights and obligations of a Lender thereunder and (y) the Assignor hereunder shall, to the extent that rights and obligations under the Loan Agreement and the other Loan Documents have been assigned by it pursuant to this Assignment and Assumption Agreement, relinquish its rights (other than any rights it may have pursuant to Section
25.17 of the Loan Agreement which will survive) and be released from its obligations under the Loan Agreement and the other Loan Documents [(and, in the case of an Assignment and Assumption Agreement covering all or the remaining portion of an Assignor's rights and obligations under the Loan Agreement and the other Loan Documents, such Lender shall cease to be a party thereto)]. Following the execution of this Assignment and Assumption Agreement, it will be delivered to the Agent for acceptance and recording in the Register by the Agent. This Assignment and Assumption Agreement shall become effective on [the date (the "Effective Date") the same is accepted by the Agent] [_______, 19__ (the "Effective Date"), provided the Agent, in its sole discretion, shall have consented to and accepted this Assignment and Assumption Agreement and thereby consented to such Effective Date].

          4. By executing and delivering this Assignment and Assumption Agreement, the Assignee hereunder confirms and agrees as follows: (i) other than as provided in this Assignment and Assumption Agreement, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the Loan Documents, the Airbag Collateral Security Agreement, or any instrument or document furnished pursuant thereto, or the validity, enforceability, perfection, priority, value, condition or sufficiency of any collateral or security purporting to secure the Obligations, (ii) the Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto, (iii) the Assignee confirms that it has received a copy of the Loan Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement, (iv) the Assignee has independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement, (v) the Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (vi) the Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender, (vii) specifies as its address for notices to be given hereunder, under the Loan Agreement or any other Loan Document furnished pursuant thereto, the address set forth beneath its name on the signature page hereof.

          5. From and after the Effective Date, the Agent shall make all payments under the Loan Agreement in respect of the interest assigned hereunder (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate arrangements for payment for the assignment contemplated hereby and for adjustments in payments under the Loan Agreement for periods prior to the Effective Date directly between themselves.

          6. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          7. This Assignment and Assumption Agreement may be executed in any number of counterparts which, when taken together, shall be deemed one and the same instrument.

                                   [NAME OF ASSIGNOR]


                                   By: ________________________
                                   Title

                                   [NAME OF ASSIGNEE]


                                   By: _________________________
                                   Title

                                   Address

                                   ___________________________
                                   ___________________________
                                   ___________________________
                                   ___________________________
                                   ___________________________

Accepted this ____ day
of _____________, 19__

TRANSAMERICA BUSINESS CREDIT CORPORATION, as Agent


By: _______________________
Title

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